                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 22, 2002




                             NEW WORLD PASTA COMPANY
               (Exact Name of Registrant as Specified in Charter)


            Delaware                  333-76763            52-2006441
   (State or Other Jurisdiction      (Commission       (I.R.S. Employer
        of Incorporation)            File Number)      Identification No.)


            85 Shannon Road, Harrisburg, PA                   17112
       (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (717) 526-2200

ITEM 9. REGULATION FD DISCLOSURE.

On August 22, 2002, New World Pasta Company (the "Company") held a teleconference call to discuss its financial results for the quarter ending June 29, 2002, the recent amendment to its credit agreement, and the outlook for the remainder of calendar year 2002. A transcript, which was made from the call, including questions from the participants and answers from management, is attached as an exhibit.

Forward Looking Statements

This document contains certain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. All statements which address operating or financial performance, events or developments that we expect or anticipate will occur in the future, including statements relating to our strategy, expectations about future events, volume growth, share of sales or statements expressing general optimism about future operating results, are forward-looking statements. These forward-looking statements reflect the Company's current expectations about future performance, and they rely on a number of assumptions and estimates which could be inaccurate and which are subject to risks and uncertainties. Actual results could differ materially from those anticipated or expressed in any forward-looking statement by the Company. Differences could result from any number or combination of factors, including the following: intense levels of competition in the pasta industry; dependence on dry pasta as our only material product line; declines in pasta sales in one or more channels; risks associated with sales and marketing initiatives; difficulty of predicting the pattern of buying and inventory changes by the Company's customers; inability to successfully integrate acquired businesses; inability to achieve cost savings objectives associated with restructuring and integration activities; inability to manage our production and inventory levels to operate cost-effectively; high level of indebtedness; increased demand for working capital due to inventory buildup; reliance on a limited number of vendors for raw material procurement; reliance on information technology systems; price volatility of raw materials or packaging; transportation risks; risks of operating in non-U.S. jurisdictions; changes in laws, government regulations or trade policies; labor relation difficulties; product liability exposure; environmental liability exposure; and loss of key personnel. Additional information that could cause actual results to vary materially from the results anticipated may be found in the Company's most recent Form 10-K and other reports filed with the Securities and Exchange Commission. The Company disclaims any obligation or intent to update any such factors or forward-looking statements to disclaim future events and developments.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         EXHIBIT              DESCRIPTION

         99 Transcript made from the teleconference call on August 22, 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEW WORLD PASTA COMPANY


Date: August 22, 2002                     By:   /s/ Wayne Robison
                                          -----------------------------------
                                          Name:  Wayne Robison
                                          Title: Vice President, Finance,
                                                 Chief Financial Officer and
                                                 Treasurer

                                  EXHIBIT INDEX

         Number

            99 Transcript of teleconference call held on August 22, 2002.